UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  April 15, 2011

AMERICAN CASINO & ENTERTAINMENT PROPERTIES LLC
(Exact name of registrant as specified in its charter)

Delaware	000-52975	20-0573058
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2000 Las Vegas Boulevard South, Las Vegas, NV	89104
(Address of principal executive offices)	(Zip code)

(702) 380-7777
(Registrant's telephone number, including area code)

_______________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Section 8 – Other Events

Item 8.01 Other Events.

American Casino & Entertainment Properties LLC and ACEP Finance Corp. (the “Issuers”) have elected to redeem five percent (5%) of aggregate principal amount of the 11% Senior Secured Notes (the “Notes”) pursuant to paragraph 5(b) of the Notes and the redemption provisions of the Indenture (Section 3.07(b)). The redemption date will be May 31, 2011 (the “Redemption Date”). The redemption price for the Notes will be 102% of the principal amount of the Notes redeemed plus accrued but unpaid interest, if any, to the Redemption Date. Unless the Issuers default in making such redemption payment, interest on the Notes called for redemption ceases to accrue on and after the Redemption Date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN CASINO & ENTERTAINMENT PROPERTIES LLC
(Registrant)

By:	/s/ Edward W. Martin, III
Edward W. Martin, III
Chief Financial Officer & Treasurer

Date: April 15, 2011